UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2006

SKYLYNX COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27635	37-1465836
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1502 Stickney Point Road, Unit 501, Sarasota, Florida  34231-3718
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (941) 926-2510

500 John Ringling Boulevard, Sarasota, Florida 34242
 (Former name or former address, if changed since last report)

ITEM 1.01

ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

ITEM 2.01

COMPLETION OF ACQUISITION OF ASSETS

ITEM 3.02

UNREGISTERED SALE OF EQUITY SECURITIES

ITEM 5.01

CHANGE IN CONTROL

ITEM 5.02

DEPARTURE OF DIRECTORS AND PRINCIPAL OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL

OFFICERS

ITEM 5.03

AMENDMENT OF CERTIFICATE OF INCORPORATION

On April 28, 2006, SkyLynx Communications, Inc. (the “Company” or “SkyLynx”) closed in escrow its Agreement and Plan of Merger dated November 29, 2005 (the “Merger”) as amended on February 21, 2006, March 9, 2006 and March 30, 2006 (the “Merger Agreement”) between and among the Company, a wholly-owned acquisition subsidiary of the Company SkyLynx Acquisition Corp. (“SAC”), and Vetco Hospitals, Inc., a California corporation (“VETCO”).

Under the terms of the Closing Escrow Agreement, the shares of Series A Convertible Preferred Stock issuable on the effective date of the Merger, the Agreement of Merger that is required to be filed with the California Secretary of State and the Statement of Merger that is required to be filed with the Colorado Secretary of State were delivered into escrow pending receipt of confirmation satisfactory to both SkyLynx and Vetco that the Vetco financial statements could be audited in conformity with applicable legal requirements. On May 1, 2006, the parties to the Merger received such confirmation and authorized the release from escrow and filing of the Agreement of Merger and Statement of Merger.  We filed those documents with the respective Secretaries of State on May 5, 2006, which became the effective date (“Effective Date”) of the Merger.

We have recently received notification from both the Secretaries of State of Colorado and California that there existed technical defects and deficiencies in our previous filings.  We are in the process of curing the defects and deficiencies in the filings and will refile when those are completed.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Pursuant to Item 9.01(a)(4), the Registrant declares it is impracticable to provide the required financial statements relative to the acquired business at the time of this Report.  Such financial statements required by Item 9.01(a) shall be filed not later than seventy-one (71) days after the due date of the initial Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Pursuant to Item 9.01(b)(2) and Item 9.01(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report.  Such pro forma financial information required by Item 9.01(b) shall be filed not later than seventy-one (71) days after the due date of the initial Current Report on Form 8-K.

(c)	Exhibits

	Item	Title
+	2.0	Agreement and Plan of Merger dated as of November 29, 2005.
++	2.1	Amendment No. 1 to Agreement and Plan of Merger dated as of February 21, 2006.
+++	2.2	Amendment No. 2 to Agreement and Plan of Merger dated as of March 9, 2006.
++++	2.3	Amendment No. 3 to Agreement and Plan of Merger dated as of March 30, 2006.
+++++	3.2	Statement of Merger
+++++	3.3	Agreement of Merger
+++++	4.1	Convertible Debenture in Principal Amount of $100,000 issued to John McKenzie on April 26, 2006.
+++++	10.1	Closing Escrow Agreement dated as of April 28, 2006.
+++++	10.2	Voting Agreement dated as of April 28, 2006
+++++	10.3	Form of Subscription Agreement dated as of April 28, 2006
+++++	10.4	Employment Agreement by and among SkyLynx Communications, Inc. and K. Bryan Shobe dated as of March 21, 2006.
++++++	10.5	Employment Agreement by and among SkyLynx Communications, Inc. and Gary L. Brown dated as of March 21, 2006.
+++++	10.6	Employment Agreement by and among SkyLynx Communications, Inc. and Steven D. Smith dated as of March 21, 2006.
++++++	10.7	Employment Agreement by and among SkyLynx Communications, Inc. and Kenneth L. Marshall dated as of January 1, 2006.

_____________________________________________________________________________________________

+   Incorporated by reference from the Registrant’s Current Report on Form 8-K dated November 29, 2005, as filed with the Commission on December 5, 2005.

++  Incorporated by reference from the Registrant’s Current Report on Form 8-K dated February 1, 2006, as filed with the Commission on February 7, 2006.

+++  Incorporated by reference from the Registrant’s Current Report on Form 8-K dated March 9, 2006, as filed with the Commission on March 15, 2006.

++++  Incorporated by reference from the Registrant’s Current Report on Form 8-K dated March 30, 2006, as filed with the Commission on March 30, 2006.

+++++ Incorporated by reference from the Registrant’s Current Report on Form 8-K dated April 28, 2006, as filed with the Commission on May 4, 2006.

++++++ Incorporated by reference from the Registrant’s Current Report on Form 8-K/A dated April 28, 2006, as filed with the Commission on May 18, 2006

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SkyLynx Communications, Inc. (Registrant)

Dated: June 12, 2006	By: /s/ Gary L. Brown Gary L. Brown, President

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